THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY

                                      TO

                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                                   Trustee




                                  Indenture




                        Dated as of December 13, 1993




                               DEBT SECURITIES





                              TABLE OF CONTENTS*


                                                                         PAGE
Parties ...........................................................        1
Recitals of the Issuer ............................................        1


                                 ARTICLE ONE
                                 DEFINITIONS

SECTION 1.01.   Certain terms defined; other terms defined in Trust
                  Indenture Act of 1939, as amended, or by reference
                  therein in Securities Act of 1933, as amended, to
                  have meanings therein assigned ...................       1
                Authenticating Agent ...............................       2
                Board of Directors .................................       2
                Board Resolution ...................................       2
                Business Day .......................................       2
                Commission .........................................       2
                Company ............................................       2
                Corporate Trust Office or principal office of the
                  Trustee ..........................................       2
                Depository .........................................       2
                Designated Areas ...................................       2
                Event of Default ...................................       2
                Global Security ....................................       2
                Holder, Holder of Securities, securityholders or
                  Registered Holder ................................       3
                include ............................................       3
                Indenture ..........................................       3
                Issuer or Company ..................................       3
                Issuer Order .......................................       3
                Officers' Certificate ..............................       3
                Opinion of Counsel .................................       3
                Outstanding ........................................       3
                Paying Agent .......................................       4
                person .............................................       4
                responsible officer ................................       4
                Security or Securities .............................       4
                Securities Register ................................       4
                Trust Indenture Act ................................       4
                Trustee ............................................       4
SECTION 1.02.   Other defined terms ................................       4



    * This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture or to have any bearing upon the interpretation of any of its terms or provisions.

                                 ARTICLE TWO
                                SECURITY FORMS

                                                                         PAGE
SECTION 2.01.   Forms generally ....................................       4
SECTION 2.02.   Form of Trustee's certificate of authentication ....       5
SECTION 2.03.   Form of Trustee's certificate of authentication
                  by an Authenticating Agent .......................       5
SECTION 2.04.   Securities issuable in the form of Global Securities       5


                                ARTICLE THREE
                                THE SECURITIES

SECTION 3.01.   Amount unlimited; issuable in series ...............       7
SECTION 3.02.   Form and denominations .............................       9
SECTION 3.03.   Authentication, dating and delivery of Securities ..      10
SECTION 3.04.   Execution of Securities ............................      12
SECTION 3.05.   Exchange of Securities .............................      13
                Registration of transfer of Securities to be
                  endorsed or accompanied instruments of transfer ..      13
                Charges upon exchange or transfer of Securities ....      13
                Restrictions on issue and registration of transfer
                  or exchange at time of redemption ................      13
SECTION 3.06.   Temporary Securities, if any .......................      13
SECTION 3.07.   Mutilated, destroyed, lost or stolen Securities ....      14
SECTION 3.08.   Cancellation of surrendered Securities .............      15
SECTION 3.09.   Provisions of the Indenture and Securities for the
                  sole benefit of the parties and the
                  securityholders ..................................      15
SECTION 3.10.   Computation of Interest ............................      15


                                 ARTICLE FOUR
                           COVENANTS OF THE ISSUER

SECTION 4.01.   Payment of principal of (and premium, if any) and
                  interest on Securities ...........................      15
SECTION 4.02.   Maintenance of office or agency for transfer,
                  exchange and payment of Securities ...............      15
SECTION 4.03.   Not to secure mortgage property without
                  securing Securities ratably ......................      16
SECTION 4.04.   Securing of Securities upon consolidation,
                  merger, sale, etc. ...............................      16
SECTION 4.05.   Restrictions upon sales of property ................      18
SECTION 4.06.   Appointment to fill a vacancy in the office of
                  Trustee ..........................................      19
SECTION 4.07.   (a) Duties of Paying Agent .........................      19
                (b) Company as Paying Agent ........................      19
                (c) Turnover to Trustee by Paying Agent or Company .      20
                (d) Holding sums in trust ..........................      20
SECTION 4.08.   Written Statement to Trustee .......................      20

                                 ARTICLE FIVE
               SECURITYHOLDERS' LISTS AND REPORTS BY THE ISSUER
                               AND THE TRUSTEE

                                                                         PAGE
SECTION 5.01.   Company to furnish Trustee information as to names
                  and addresses of securityholders .................      20
SECTION 5.02.   (a) Trustee to preserve information as to names and
                    addresses of securityholders ...................      20
                (b) Trustee to make information as to names and
                    addresses of securityholders available to
                    "applicants" or mail communications to
                    securityholders in certain circumstances .......      21
                    Procedure if Trustee elects not to make
                    information available to "applicants" ..........      22
                (c) Company and Trustee not accountable for
                    disclosure of information ......................      22
SECTION 5.03.   (a) Annual and other reports to be filed by Company
                    with Trustee ...................................      22
                (b) Additional information and reports to be filed
                    with Trustee and Commission ....................      22
                (c) Summaries of information and reports to be
                    transmitted by Company to securityholders ......      22
SECTION 5.04.   (a) Trustee to transmit reports to securityholders .      22
                (b) Trustee to transmit certain further reports to
                    securityholders ................................      23
                (c) Securityholders to be mailed reports ...........      23
                (d) Copies of reports to be filed with stock
                    exchanges and Commission .......................      24


                                 ARTICLE SIX
                REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON
                               EVENT OF DEFAULT

SECTION 6.01.   Events of Default defined ..........................      24
                Acceleration of maturity upon Event of Default .....      25
                Waiver of default and rescission of declaration of
                  maturity .........................................      26
                Restoration of former position and rights ..........      26
SECTION 6.02.   Covenant of Company to pay to Trustee upon demand
                  whole amount due on Securities on default in
                  payment of interest or principal (or premium,
                  if any) ..........................................      26
                Trustee may recover judgment for whole amount due on
                  Securities on failure of Company to pay ..........      26
                Filing of proof of claim by Trustee in bankruptcy,
                  reorganization, receivership, or other judicial
                  proceedings ......................................      27
                Rights of action and to assert claims may be enforced
                  by Trustee without possession of Securities ......      27
                Trustee may enforce rights vested in it by Indenture
                  by appropriate judicial proceedings ..............      28
SECTION 6.03.   Application of moneys collected by Trustee .........      28
SECTION 6.04.   Limitation on suits by holders of Securities .......      29

                                                                         PAGE
SECTION 6.05.   Remedies cumulative ................................      29
                Delay or omission in exercise of rights not a waiver
                  of default .......................................      29
SECTION 6.06.   Rights of holders of majority in principal amount of
                  Securities to direct Trustee and to waive defaults      30
SECTION 6.07.   Trustee to give notice of defaults known to it, but
                  may withhold in certain circumstances ............      30
SECTION 6.08.   Requirement of an undertaking to pay costs in
                  certain suits under this Indenture or against the
                  Trustee ..........................................      31


                                ARTICLE SEVEN
                            CONCERNING THE TRUSTEE

SECTION 7.01.   Upon Event of Default occurring and continuing,
                  Trustee shall exercise such powers vested in it,
                  and use same degree of care and skill in their
                  exercise, as a prudent man would use .............      31
                Trustee not relieved from liability for negligence
                  or wilful misconduct except as provided in this
                  Section ..........................................      31
                (a) Prior to Event of Default and after the curing
                    of all Events of Default which may have occurred      31
                    (1) Trustee not liable except for performance
                        of duties specifically set forth ...........      32
                    (2) In absence of bad faith, Trustee may
                        conclusively rely on certificates or opinions furnished it hereunder, subject to duty to examine the same if specifically required to
                        be furnished to it .........................      32
                (b) Trustee not liable for error of judgment made in
                    good faith by responsible officer unless Trustee
                    negligent ......................................      32
                (c) Trustee not liable for action or non-action in
                    accordance with direction of holders of majority
                    in principal amount of Securities ..............      32
SECTION 7.02.   Except as otherwise provided in Section 7.01:
                (a) Trustee may rely on documents believed genuine
                    and properly signed or presented ...............      32
                (b) Sufficient evidence by certain instruments
                    provided for ...................................      33
                (c) Trustee may act on Opinion of Counsel ..........      33
                (d) Trustee may require indemnity from
                    securityholders ................................      33
                (e) Trustee not liable for action in good faith
                    believed to be authorized ......................      33
                (f) Trustee not bound to make any investigation into
                    the facts or matters stated in any resolution         33
                (g) Trustee may execute any trusts or powers .......      33

                                                                         PAGE
SECTION 7.03.   Trustee not liable for recitals in Indenture or
                  in Securities ....................................      33
                No representations by Trustee as to validity of
                  Indenture or of Securities .......................      33
                Trustee not accountable for use of Securities or
                  proceeds .........................................      33
SECTION 7.04.   Trustee, Authenticating Agent, Paying Agent or
                  Securities registrar may own Securities ..........      33
SECTION 7.05.   Moneys received by Trustee to be held in trust;
                  interest not payable except by agreement .........      34
SECTION 7.06.   Trustee entitled to compensation, reimbursement
                  and indemnity ....................................      34
                Obligations to Trustee to be secured by lien prior
                  to Securities ....................................      34
SECTION 7.07.   Right of Trustee to rely on certificate of officers
                  of Company where no other evidence specifically
                  prescribed .......................................      34
SECTION 7.08.   (a) Trustee acquiring conflicting interest to
                    eliminate conflict or resign ...................      35
                (b) Notice to securityholders in case of failure to
                    comply with subsection (a) .....................      35
                (c) Definition of conflicting terms ................      35
                (d) Definition of certain terms ....................      38
SECTION 7.09.   Requirements of eligibility of Trustee .............      40
SECTION 7.10.   (a) Resignation of Trustee .........................      40
                (b) Removal of Trustee by Company or by court on
                    securityholder's application ...................      40
                (c) Removal of Trustee by holders of majority in
                    principal amount of Securities .................      41
                (d) Time when resignation of removal of Trustee
                    effective ......................................      41
SECTION 7.11.   Acceptance by successor to Trustee .................      41
                Successor to be qualified and eligible .............      41
                Mailing of notice of succession of a Trustee .......      42
SECTION 7.12.   Successor to Trustee by merger, conversion,
                  consolidation or succession to business ..........      42
SECTION 7.13.   (a) Limitations of rights of Trustee as creditor
                    to obtain payment of certain claims within
                    four months prior to default or during default,
                    to realize property as such creditor thereafter.      42
                (b) Certain creditor relationships excluded ........      44
                (c) Definition of certain terms ....................      45
SECTION 7.14.   Appointment and qualifications of Authenticating
                  Agent ............................................      45
                Succession of Authenticating Agent without further
                  act ..............................................      46
                Resignation of Authenticating Agent or termination
                  of agency ........................................      46
                Compensation of Authenticating Agent ...............      46

                                ARTICLE EIGHT
                     CONCERNING THE HOLDERS OF SECURITIES

                                                                        PAGE

SECTION 8.01.   (a) Form and effectiveness of securityholder action       47
                (b) Proof of execution of instruments ..............      47
                (c) Proof of holding of Securities .................      47
SECTION 8.02.   Who may be deemed owners of Securities .............      47
SECTION 8.03.   Securities owned by Company or controlled or
                  controlling companies disregarded for certain
                  purposes .........................................      47
SECTION 8.04.   Revocation of action by securityholder; action by
                  securityholder binds future holders ..............      48


                                 ARTICLE NINE
                           REDEMPTION OF SECURITIES

SECTION 9.01.   Redemption prices of Securities (as set forth
                  in form of Security) .............................      48
SECTION 9.02.   Giving of notice of redemption .....................      48
                Selection of Securities in case less than all
                  Securities to be redeemed ........................      49
SECTION 9.03.   When Securities called for redemption become due and
                  payable ..........................................      49
                Securities redeemed in part ........................      49

                                 ARTICLE TEN
                           SUPPLEMENTAL INDENTURES

SECTION 10.01.  Purposes for which supplemental indentures may be
                  entered into without consent of securityholders ..      50
SECTION 10.02.  Modification of Indenture with consent of holders of
                  66 2/3% in principal amount of Securities ........      51
SECTION 10.03.  Effect of supplemental indentures ..................      52
                Opinion of Counsel .................................      52
SECTION 10.04.  Securities may bear notation of changes by
                  supplemental indentures ..........................      52


                                ARTICLE ELEVEN
                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE


SECTION 11.01.  Consolidation and merger of Company and sale or
                  conveyance permitted .............................      52
                Assumption of obligations of Company by successor
                  corporation or transferee ........................      52

                                                                         PAGE

SECTION 11.02.  Rights and duties of successor corporation .........      52
                Appropriate changes may be made in form of
                  Securities .......................................      53
                Company may merge or acquire properties of other
                  corporations .....................................      54
SECTION 11.03.  Opinion of Counsel .................................      54


                                ARTICLE TWELVE
                   SATISFACTION AND DISCHARGE OF INDENTURE;
                               UNCLAIMED MONEYS

SECTION 12.01.  Satisfaction and discharge of Indenture ............      54
SECTION 12.02.  Application by Trustee of funds deposited for
                  payment of Securities ............................      54
SECTION 12.03.  Repayment of moneys held by Paying Agent ...........      55
SECTION 12.04.  Repayment of moneys held by Trustee ................      55


                               ARTICLE THIRTEEN
                           MISCELLANEOUS PROVISIONS

SECTION 13.01.  Immunity of incorporators, shareholders, officers
                  and directors ....................................      55
SECTION 13.02.  Successors and assigns of Company bound by Indenture      55
SECTION 13.03.  Acts of board, committee or officer of successor
                  corporation valid ................................      55
SECTION 13.04.  Surrender of powers by Company .....................      55
SECTION 13.05.  Required notices or demands may be served by mail ..      56
SECTION 13.06.  Officers' Certificate and Opinion of Counsel to be
                  furnished upon applications or demands by the
                  Company ..........................................      56
                Statements to be included in each certificate or
                  opinion with respect to compliance with a
                  condition or covenant ............................      56
SECTION 13.07.  Payments due on non-business days ..................      56
SECTION 13.08.  Provisions required by Trust Indenture Act to
                  control ..........................................      57
SECTION 13.09.  Indenture may be executed in counterparts ..........      57
SECTION 13.10.  Governing law ......................................      57
Testimonium ........................................................      58
Signature and Seals ................................................      59
Acknowledgments ....................................................      60
Form of Global Security ........................................    Exhibit A
Form of Note ...................................................    Exhibit B

    INDENTURE, dated as of December 13, 1993, between THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY, a Connecticut corporation (hereinafter, subject to Article Eleven, called the "Issuer" or the "Company"), having its principal office at 227 Church Street, New Haven, Connecticut 06506, and SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (hereinafter, subject to Article Seven, called the "Trustee").


                           Recitals of the Issuer

    The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its notes, debentures or other evidences of indebtedness (hereinafter generally called the "Securities"), to be issued in one or more series, authenticated and delivered, as in this Indenture provided.

    All things necessary have been done to make this Indenture a valid agreement of the Issuer, in accordance with its terms.

    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    For and in consideration of the premises and the purchase of the Securities by the persons acquiring the same, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of the Securities of any series, without any priority of any one Security or series over any other, except as otherwise expressly provided herein, as follows:


                                 ARTICLE ONE
                                 DEFINITIONS

    SECTION 1.01. The terms defined in this Section 1.01 (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture, including any indenture supplemental hereto, have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trustee Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date on which this Indenture was originally executed (subject to Sections 10.01 and 10.02). All accounting terms used herein and not expressly defined have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are applicable to the financial statement of the Issuer at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. All references herein to "Articles" or other subdivisions are to the corresponding Articles or other subdivisions of this Indenture. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

    "Authenticating Agent" means, with respect to any series of Securities, the agent of the Trustee, if any, with respect to that series of Securities, which at the time shall be appointed and acting pursuant to Section 7.14.

    "Board of Directors" means either the Board of Directors of the Issuer or any committee of the Board or any other body designated by such Board as duly authorized to act.

    "Board Resolution" means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

    "Business Day" means, with respect to any Security, any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in the State of Connecticut.

    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the date on which this Indenture was originally executed such Commission is not existing and performing the duties assigned to it under the Trust Indenture Act on such date or original execution, then the body performing such duties at such time.

    "Company":  See "Issuer."

    "Corporate Trust Office" or "principal office of the Trustee" or similar term, means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 777 Main Street, Hartford, Connecticut 06115, Attn. Corporate Trust Administration.

    "Depository" means, with respect to the Securities of any series which, in accordance with the determination of the Issuer, will be issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, or other applicable statute or regulation, which, in each case, shall be designated by the Issuer pursuant to either Section 2.04 or 3.01. If at any time there is more than one such person, "Depository" as used with respect to the Securities of any such series means the Depository with respect to the Securities of that series.

    "Designated Areas" means one or more of the counties of Fairfield, Hartford and New Haven in the State of Connecticut.

    "Event of Default" means any event or condition specified as such in
Section 6.01, continued for the period of time, if any, therein designated.

    "Global Security" means, with respect to all or any part of any series of Securities, a Security executed by the Issuer and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to an Issuer Order, which shall be registered in the name of the Depository or its nominee and the ownership of which will be registered in a "book-entry" or other system maintained by the Depository.

    "Holder", "Holder of Securities", "securityholders" or "Registered Holder" or other similar terms mean, with respect to a Security, the person in whose name at the time such Security is registered in the Securities Register (which terms, in the case of a Global Security, mean the Depository, notwithstanding that the Depository maintains a "book-entry" or other system for identification of ownership in respect of such Global Security).

    The term "include" (and other forms of such term) means "include, without limitation."

    "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and includes the forms and/or terms of particular series of Securities established as contemplated hereunder.

    "Issuer" or "Company" means The Southern New England Telephone Company, a Connecticut corporation, and, subject to Article Eleven, its successors and assigns.

    "Issuer Order" means a written order signed in the name of the Issuer by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or a Vice President and by its Treasurer or an Assistant Treasurer.

    "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or a Vice President and by the Comptroller, an Assistant Comptroller, or any other accounting officer of the Issuer. Each such certificate shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

    "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required thereby.

    "Outstanding" (subject to Section 8.03) means, except as provided in
Section 7.08, with reference to Securities as of any particular time, all Securities authenticated and delivered under this Indenture, except

        (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

        (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent); provided that, if such Securities, or portions thereof, are to be redeemed, notice of such redemption shall have been given as in Article Nine provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

        (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 3.07, unless proof satisfactory to the Trustee is presented that any such Security is held by a Holder as to whom such Security is a valid, binding and legal obligation of the Issuer.

    "Paying Agent" means any person authorized by the Issuer to pay the principal of, or premium, if any, or interest, if any, on, any Securities on behalf of the Issuer.

    The term "person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

    The term "responsible officer" means, with respect to the Trustee, any corporate trust officer, trust officer, vice president or assistant vice president in its Corporate Trust Office, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

    "Security" or "Securities" (except as otherwise provided in Section 4.04 and Section 7.08) has the meaning stated in the recitals of this Indenture.

    "Securities Register" means the register or registers kept by the Issuer as provided in Section 3.05.

    "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force (except as otherwise provided herein) at the date on which this Indenture was originally executed.

    "Trustee" means the person identified as "Trustee" in the first paragraph hereof until a successor trustee becomes such pursuant to the provisions of Article Seven hereof, and then shall mean such successor trustee.

    SECTION 1.02. Certain other terms are defined in Article Seven and other Articles of this Indenture.


                                 ARTICLE TWO
                               SECURITY FORMS

    SECTION 2.01. The Securities of each series shall be in substantially such form as shall be established pursuant to Section 3.01, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not contrary to the provisions of this Indenture, or as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or of any automated quotation system, or to conform to usage, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of the Securities.

    The definitive Securities of each series shall be printed, lithographed or engraved on steel-engraved borders, or may be produced in any other manner, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange or automated quotation system on which the Securities of such series are listed or quoted and (with respect to Global Securities of any series) to the rules of the Depository.

    SECTION 2.02. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                            SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                                           as Trustee

                            By
                                           Authorized Signatory

    SECTION 2.03. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's certificate of authentication by such Authenticating Agent on all Securities of each such series shall be in substantially the following form:

    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                            SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                                           as Trustee

                            By (NAME OF AUTHENTICATING
                                  AGENT),
                               Authenticating Agent

                            By
                                           Authorized Signatory

    SECTION 2.04. (a) If the Issuer shall establish pursuant to Section 3.01 that the Securities of a particular series are to be issued in whole or in part as one or more Global Securities, then the Issuer shall execute, and the Trustee shall, in accordance with Section 3.03 and the Issuer Order delivered to the Trustee thereunder, authenticate and deliver, one or more Global Securities, substantially in the form of Exhibit A hereto or in such form as the Issuer may otherwise establish, which (i) shall represent an aggregate principal amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend sub-stantially to the following effect: "Except as otherwise provided in
Section 2.04 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

    (b) Notwithstanding any provision of Section 3.05, subject to the provisions of paragraph (c) below, any Global Security of a series may be transferred, in whole but not in part, and in the manner provided in Section 3.05, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Issuer or to a nominee of such successor Depository.

    (c) If at any time the Depository for Securities of a series notifies the Issuer that it is unwilling or unable to continue as Depository for Securities of such series or if at any time the Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, or other applicable statute or regulation, and a successor Depository is not appointed by the Issuer within 90 days after the Issuer received such notice or becomes aware of such condition, as the case may be, this Section 2.04 shall no longer be applicable to the Securities of such series and the Issuer will execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of individual Securities of such series, will authenticate and deliver, Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the aggregate principal amount of the Global Security or Global Securities of such series in exchange for such Global Security or Global Securities, provided, however, that no such exchange may occur during a period beginning at the opening of business 15 days before any selection of Securities of such series for redemption and ending on the relevant date fixed for redemption.

    The Issuer may at any time determine that Securities of any series shall no longer be represented by one or more Global Securities and that the provisions of this Section 2.04 shall no longer apply to the Securities of such series. In such event the Issuer will execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of individual Securities of such series, will authenticate and deliver, Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the aggregate principal amount of the Global Security or Global Securities of such series in exchange for such Global Security or Global Securities, provided, however, that no such exchange may occur during a period beginning at the opening of business 15 days before any selection of Securities of such series for redemption and ending on the relevant date fixed for redemption.

    If specified by the Issuer pursuant to Section 3.01 with respect to a series of Securities, the Depository for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for individual Securities of such series on such terms as are acceptable to the Issuer as evidenced by an Issuer Order and such Depository. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

        (i) to each person specified by such Depository a new individual Security or Securities of the same series, of any authorized denomina-tion as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

        (ii) to such Depository a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof.

    In any exchange provided for in any of the preceding paragraphs of this
Section 2.04, the Issuer will execute, and the Trustee will authenticate and deliver, individual Securities in registered form in authorized denominations.

    Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.


                                ARTICLE THREE
                               THE SECURITIES

    SECTION 3.01. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

    The Securities may be issued in one or more series. There shall be established in, or pursuant to, the authority granted in a resolution of the Board of Directors (delivered to the Trustee in the form of a Board Resolution) or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

        (1) the form of the Securities of any series, which shall be substantially in the form of Exhibit B hereto or in such other form as the Issuer may establish for Securities that are issuable other than as Global Securities;

        (2) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

        (3) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.04, 3.05, 3.06, 3.07 and 9.03);

        (4) the date or dates on which the Securities of such series may be issued;

        (5) the date or dates, which may be serial, on which the principal of, and premium, if any, on, the Securities of such series are payable;

        (6) the rate or rates, or the method of determination thereof, at which the Securities of such series shall bear interest, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates, if other than as set forth in Section 3.02, for the determination of Holders to whom interest is payable;

        (7) the place or places where the principal of, and premium, if any, and interest on, the Securities of the series shall be payable (if other than provided in Section 4.02);

        (8) the provisions, if any, establishing the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

        (9) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

        (10) if other than denominations of $1,000, and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

        (11) any Events of Default or restrictive covenants provided for with respect to the Securities of the series, if not set forth herein;

        (12) if other than the rate of interest stated in the title of the Securities of the series, the applicable rate;

        (13) if other than as set forth in Section 12.01 hereof, provisions for the satisfaction and discharge of the Securities of said series and this Indenture;

        (14) any trustees, authenticating or paying agents, transfer agents or registrars with respect to the Securities of the series;

        (15) whether the Securities of the series are issuable in whole or in part as one or more Global Securities and, in such case, the identity of the Depository for such Global Security or Global Securities;

        (16) if the amount of payment of principal of, and premium, if any, or interest, on, the Securities of the series may be determined with reference to an index, formula or other method, the manner in which such amounts shall be determined; and

        (17) any other terms of the series (which terms shall not be contrary to the provisions of this Indenture).

    With respect to any Securities (and without limiting the generality of the foregoing provisions of this Section 3.01), such Board Resolution or indenture supplemental hereto may provide general terms or parameters and may provide that the specific terms of particular Securities, and the persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Issuer Order referred to in Section 3.03.

    All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in, or pursuant to, the authority granted in such Board Resolution or in any such indenture supplemental hereto.

    SECTION 3.02. In the absence of any specification pursuant to Section
3.01 with respect to the Securities of any series, the Securities of such series shall be issuable as registered Securities without coupons and in denominations of $1,000 and any integral multiple thereof.

    Except as otherwise provided pursuant to Section 3.01 with respect to the series of which such Security is a part, each Security shall be dated the date of its authentication, and shall bear interest from the applicable date, and payable semiannually on the dates specified in the supplemental indenture, Issuer Order or Board Resolution relating to such series or as specified in such Security.

    The person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such record date and prior to such interest payment date, and, in the case of a Security issued between a record date and the interest payment date relating to such record date, if provided for in the supplemental indenture, Issuer Order or Board Resolution pursuant to Section
3.01 or as specified in such Security, the person to whom such Security shall have been originally issued shall be entitled to receive interest for the period beginning on the date of issue and ending on such initial interest payment date; provided, however, that if and to the extent the Issuer shall default in the payment of interest due on an interest payment date, such defaulted interest shall be paid to the persons in whose names the Securities are registered at the close of business on a record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Securities mailed by first class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Securities Register, such record date to be not less than 5 days preceding the date of payment of such defaulted interest. Except as otherwise specified as contemplated by Section 3.01 for Securities of a particular series, the term "record date" as used with respect to any interest payment date shall mean, if such interest payment date is the first day of a calendar month, the fifteenth day of the preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month unless the record date as so determined would not be a Business Day, in which event the Business
Day next preceding.  At the option of the Issuer, payment of interest on  any

Security may be made by check mailed to the address of the person entitled thereto (which shall be the Depository in the case of Global Securities) as such address shall appear in the Securities Register. The Issuer and the Trustee understand that interest on any Global Securities will be disbursed or credited by the Depository to the persons having ownership interests in respect thereof pursuant to a "book-entry" or other system maintained by the Depository.

    SECTION 3.03. At any time and from time to time after the original execution and delivery of this Indenture, the Issuer may deliver Securities of any series, executed by the Issuer, to the Trustee for authentication. Except as otherwise provided in this Article Three, the Trustee shall thereupon authenticate and deliver, or cause to be authenticated and delivered, said Securities to or upon an Issuer Order, without any further action by the Issuer; provided, however, that the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures, acceptable to the Trustee, as may be specified from time to time by an Issuer Order. The maturity dates, original issue dates, interest rates and any other terms of the Securities of such series shall be determined by or pursuant to such Issuer Order and procedures.

    If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing.

    In authenticating such Securities and accepting the responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to Section 7.01) shall be fully protected in relying upon:

        (1) a Board Resolution relating thereto;

        (2) an executed supplemental indenture, if any, relating thereto;

        (3) an Officers' Certificate which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that the issuance of such Securities does not constitute and will not result in (i) any Event of Default or any event or condition, which, upon the giving of notice or the lapse of time or both, would become an Event of Default or (ii) any default under the provisions of any other instrument or agreement by which the Company is bound; and

        (4) an Opinion of Counsel, which shall state:

            (a) that the forms of such Securities have been duly authorized by the Issuer and have been established in conformity with the provisions of this Indenture;

            (b) that the terms of such Securities have been duly authorized by the Issuer and have been established in conformity with the provisions of this Indenture;

            (c) that such Securities when authenticated and delivered by the Trustee and issued and delivered by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

            (d) that the Issuer has the corporate power to issue such Securities and has duly taken all necessary corporate action with respect to such issuance;

            (e) that the issuance of such Securities will not contravene the charter or by-laws of the Issuer or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other instrument or agreement known to such counsel by which the Issuer is bound; and

            (f) that all laws and requirements in respect of the execution and delivery by the Issuer of the Securities, and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

provided, however, that, with respect to Securities of a series issued on a periodic basis, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the opinions described in clauses (b) and
(c) above may state, respectively,

        (x) that, when the terms of such Securities shall have been established pursuant to an Issuer Order or pursuant to such procedures as may be specified from time to time by an Issuer Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to a Board Resolution or supplemental indenture, as the case may be, such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture; and

        (y) that such Securities, when (1) executed by the Issuer, (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture, (3) issued and delivered by the Issuer and (4) paid for, all as contemplated by and in accordance with the aforesaid Issuer Order or specified procedures, as the case may be, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Issuer, entitled to the benefits provided by the Indenture, and enforceable in accordance with the terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

    Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all the Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution or supplemental indenture otherwise required pursuant to Section 3.01 or the Issuer Order, Officers' Certificate, Opinion of Counsel and other documents required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued; provided, however, that any subsequent request by the Issuer to the Trustee to authenticate Securities of such series shall constitute a representation and warranty by the Issuer that as of the date of such request the statements made in the Officers' Certificate delivered pursuant to Section 3.03(3) shall be true and correct on the date thereof as if made on and as of the date thereof.
In connection with the authentication and delivery of Securities of a series subject to issuance on a periodic basis, the Trustee shall be entitled to assume that the Issuer's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Issuer.

    The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the issuance of such Securities pursuant to this Indenture will materially affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

    If any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation together with a written statement (which need not comply with Section 13.06 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

    SECTION 3.04. The Securities shall be signed on behalf of the Issuer by its Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, under its corporate seal which may, but need not, be attested. Each such signature upon the Securities may be in the form of a facsimile signature of any such officer and may be imprinted or otherwise reproduced on the Securities and for that purpose the Issuer may adopt and use the facsimile signature of any person who has been or is or shall be such officer, and in case any such officer of the Issuer signing any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or by the Authenticating Agent on its behalf, or disposed of by the Issuer, such Securities nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be such officer of the Issuer. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

    Only such Securities as shall bear thereon a certificate of authentication, substantially in the form hereinbefore recited, duly executed by the Trustee or by the Authenticating Agent on its behalf shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or by the Authenticating Agent on its behalf upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

    SECTION 3.05. Subject, with respect to Global Securities, to Section 2.04, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series and having the same terms but in other authorized denominations. Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Issuer as provided in Section 4.02 (or at either of said offices or agencies if more than one) and the Issuer shall execute and register and the Trustee or the Authenticating Agent on its behalf shall authenticate and deliver in exchange therefor the Security or Securities which the securityholder making the exchange shall be entitled to receive.

    The Issuer shall keep, at the office or agency to be maintained as provided in Section 4.02 (or at least one of said offices or agencies, if more than one), a register or registers for each series of Securities issued hereunder (hereinafter collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall, subject to the provisions of Section 2.04, register Securities of such series and shall register the transfer of Securities of such series as in this Article Three provided. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee. Subject to the provisions of
Section 2.04, upon due presentment for registration of transfer of any Security of any series at such office or agency, the Issuer shall execute and register and the Trustee or the Authenticating Agent on its behalf shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for an equal aggregate principal amount.

    All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer duly executed by, the Holder or his attorney duly authorized in writing.

    The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities. No service charge shall be made for any such transaction.

    The Issuer shall not be required (a) to issue, register the transfer of or exchange any Securities of any series for a period of 15 days next preceding any selection of Securities to be redeemed, or (b) to register the transfer of or exchange any Securities selected, called or being called for redemption as a whole or the portion being redeemed of any Securities selected, called or being called for redemption in part.

    SECTION 3.06. Pending the preparation of definitive Securities of any series, the Issuer may execute and register and the Trustee shall authenti-cate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced). Temporary Securities of any series may be of any denomination and substantially in the form of the definitive Securities of such series in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed and registered by the Issuer and be authenticated by the Trustee or by the Authenticating Agent on its behalf upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and register and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefore at the office or agency to be maintained by the Company as provided in Section 4.02 (or at any of said offices or agencies, if more than one), and the Trustee or the Authenticating Agent on its behalf shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations of the same series. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series.

    SECTION 3.07. In case any temporary or definitive Security of a series shall become mutilated or be destroyed, lost or stolen, the Issuer in its discretion may execute and register, and upon its request, the Trustee or the Authenticating Agent shall authenticate and deliver, a new Security of such series, bearing a number not contemporaneously outstanding, in exchange and substitution for the Security so mutilated, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Issuer and the the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company.

    Upon the issuance of any substituted Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding ten dollars for each Security issued in substitution.

    In case any Security of a series which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security of such series for such Security, pay or authorize the payment of such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Issuer such security or indemnity as it may require to save it and the Trustee harmless, and, in every case of destruction, loss or theft, evidence to the satisfaction of the Issuer and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

    Every substituted Security of any series issued pursuant to the provisions of this Section 3.07 by virtue of the fact that any such Security is destroyed, lost or stolen shall, with respect to such Security, constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall at any time be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series issued under this Indenture. All Securities shall be held and owned upon the express condition that (to the extent lawful) the foregoing provisions shall be exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies, notwithstanding any law or statute now existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

    SECTION 3.08. All securities surrendered for payment, redemption, exchange or registration of transfer shall, if surrendered to the Issuer, the Authenticating Agent or any Paying Agent, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. On request of the Issuer, the Trustee shall deliver to the Issuer cancelled Securities held by the Trustee. As directed by an Issuer Order, the Trustee may destroy cancelled Securities and deliver a certificate of such destruction to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or surrendered to the Trustee for cancellation.

    SECTION 3.09. Nothing in this Indenture or in the Securities of any series, expressed or implied, shall give or be construed to give to any person other than the parties hereto and their successors and the Holders of the Securities of any series any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions hereof being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities of any series.

    SECTION 3.10. Except as otherwise specified as contemplated by Section
3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                ARTICLE FOUR
                           COVENANTS OF THE ISSUER

    SECTION 4.01. The Issuer will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on each of the Securities of any series, to or upon the written order of the holders thereof, at the place or places, at the respective times and in the manner provided in such Securities and in this Indenture.

    SECTION 4.02. As long as any of the Securities of any series remain Outstanding, the Issuer will maintain an office or agency in the Borough of

Manhattan, The City of New York, State of New York (and at such other place, if any, as shall be specified in the form of Security as a place for payment of principal and interest), where the Securities of such series may be presented for registration of transfer and for exchange as in this Indenture provided, and where notices and demands to or upon the Issuer in respect of the Securities of such series or of this Indenture may be served and where the Securities of such series may be presented for payment. The Issuer will give to the Trustee notice of the location of each such office and of any change in the location thereof. Unless otherwise specified in accordance with Section 3.01, the Issuer hereby initially designates Shawmut Trust Company, 40 Broad Street, New York, NY 10004 as the office to be maintained for each such purpose. In case the Issuer shall fail to maintain any such office or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and demands may be served at the Corporate Trust Office of the Trustee.

    SECTION 4.03. If the Issuer shall at any time mortgage, pledge or otherwise subject to any lien the whole or any part of any property or assets now owned or hereafter acquired by it, except as hereinafter provided in this Section 4.03 or in Section 4.04, the Issuer will secure the Outstanding Securities, and any other obligations of the Issuer which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the indebtedness or obligations secured by such mortgage, pledge or lien, so long as any such indebtedness or obligations shall be so secured. The foregoing covenant shall not apply to the creation of purchase-money mortgages or liens, or to the extension, revewal or refunding thereof, or to the making of any deposit or pledge to secure public or statutory obligations or with any governmental agency at any time required by law in order to quality the Issuer to conduct its business or any part thereof or in order to entitle it to maintain self-insurance or to obtain the benefits of any law relating to workmen's compensation, unemployment insurance, old age pensions or other social security, or with any court, board, commission or governmental agency as security incident to the proper conduct of any proceeding before such court, board, commission or governmental agency. Subject to the provisions of
Section 4.05, nothing herein contained shall prevent a subsidiary or other affiliate of the Issuer from mortgaging, pledging or subjecting to any lien any property or assets whether or not acquired by such subsidiary from the Issuer.

    SECTION 4.04. In case of any consolidation of the Issuer with or its merger into any other corporation or of any sale or conveyance of the property of the Issuer as an entirety or substantially as an entirety to any other corporation or of the merger of any other corporation into the Issuer or of the acquisition by the Issuer of the property of any other corporation as an entirety or substantially as an entirety, unless such other corporation is

        (1) a wholly-owned telephone corporation, or

        (2) a corporation whose gross investment in telephone plant and investments in securities of affiliates is less than 35% of the Issuer's gross investment in telephone plant and investments in securities of affiliates, all as shown by the accounts of the Issuer and of such other corporation, the Issuer prior to such consolidation, merger, sale, conveyance or acquisition will secure the Outstanding Securities and any other obligations of the Issuer which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably, by a direct lien on the telephone plant, and on the securities of affiliates, owned by the Issuer.

    If, upon any consolidation of the Issuer with or its merger into any other corporation, or upon any sale or conveyance of the property of the Issuer as an entirety or substantially as an entirety to any other corporation, or upon any merger of any other corporation into the Issuer, or upon any acquisition by the Issuer of the property of any other corporation as an entirety or substantially as an entirety, any of the property or assets owned by the Issuer immediately prior to such consolidation, merger, sale, conveyance or acquisition would thereupon become subject to any mortgage, security interest, pledge or lien, the Issuer, prior to such consolidation, merger, sale, conveyance or acquisition, will secure the Outstanding Securities and any other obligations of the Issuer which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably, by a direct lien on all such property or assets of the Issuer, prior to any mortgage, security interest, pledge or lien to which such property or assets would become subject by reason of such consolidation, merger, sale, conveyance or acquisition.

    In case of any consolidation of the Issuer with or its merger into any other corporation or of any sale or conveyance of the property of the Issuer as an entirety or substantially as an entirety to any other corporation or of the merger of any other corporation into the Issuer or of the acquisition by the Issuer of the property of any other corporation as an entirety or substantially as an entirety, in consequence of which the Issuer shall not be required to secure the Securities pursuant to the provisions of this
Section 4.04, the Issuer will furnish to the Trustee a certificate to this effect signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Issuer, and, subject to the provisions of Section
7.01 and of Section 7.02, the Trustee may conclusively rely on any such certificate as to the truth of the statements therein contained.

    In case Securities have been secured pursuant to the provisions of this
Section 4.04 by a direct lien on substantially all of the telephone plant, and on all securities of affiliates, owned by the Issuer, the covenants contained in this Section 4.04 and in Section 4.03 shall no longer be of any force or effect.

    For the purposes of this Section 4.04 and of Section 4.05, the word "securities" means stocks, bonds, debentures, notes, and all other indebtedness (whether or not evidenced by any bond, debenture, note or other written instrument) arising from borrowing or otherwise, except indebtedness (other than that arising from borrowing) incurred in the ordinary course of business; and the term "wholly-owned telephone corporation" means any operating telephone company of which the Issuer owns all the outstanding securities which such corporation may have issued, incurred, assumed or guaranteed, excepting only shares necessary to quality its directors.

    Section 4.05. The Issuer covenants:

        (a) that it will not sell or otherwise dispose of all or substantially all of its telephone plant in the Designated Areas, except to a wholly-owned telephone corporation or except in accordance with the provisions of Section 11.01;

        (b) that it will not sell or otherwise dispose of any securities issued, incurred, assumed or guaranteed by any wholly-owned telephone corporation, except to such corporation itself, or to quality its directors:

        (c) that no wholly-owned telephone corporation will sell or otherwise dispose of all or substantially all of its telephone plant in the Designated Areas, except to the Issuer or to a wholly-owned telephone corporation;

        (d) that no wholly-owned telephone corporation will issue, incur, sell or otherwise dispose of any of its own securities, except to the Issuer or to quality its directors; and

        (e) that no wholly-owned telephone corporation will assume or guarantee any securities of any other person, except securities held by the Issuer;

if, in any such case, immediately thereafter, the principal amount of all outstanding securities, other than stocks, issued, incurred, assumed or guaranteed by the Issuer, excluding such securities assumed by a qualified telephone corporation (whether or not the Issuer remains liable on such assumed securities), would exceed an amount equal to 35% of the amount of Issuer's gross investment in telephone plant plus 35% of the amount of the gross investment in telephone plant of all wholly-owned telephone corporations then existing, all as shown by the accounts of the Issuer and of such corporations. The aforesaid provisions shall not restrict the amount of securities which may be issued, incurred, assumed or guaranteed by the Issuer.

    For purposes of this Section 4.05 a "qualified telephone corporation" means any corporation which, immediately after transfer to it of a portion of the Issuer's business and assets and any substantially contemporaneous assumption by it of securities issued, incurred, assumed or guaranteed by the Issuer, would meet the following qualifications: (i) the principal amount of all outstanding securities, other than stocks, issued, incurred, assumed or guaranteed by such corporation would not exceed an amount equal to 35% of such corporation's gross investment in telephone plant plus 35% of the gross investment in telephone plant of all qualified wholly-owned telephone corporations and (ii) substantially all of such corporation's business and assets would consist of either the telephone business and assets transferred to it by one or more of the Issuer and any wholly-owned telephone corporations or securities of qualified wholly-owned telephone corporations substantially all of whose business and assets would consist of the telephone business and assets therefore owned by one or more of the Issuer and any wholly-owned telephone corporations, or both. For purposes of determining the amount of gross investment in telephone plant of such qualified telephone corporation, telephone plant acquired from the Issuer or a wholly-owned telephone corporation shall be given the same gross investment book value at which it was carried in the accounts of the transferring corporation. The term "qualified wholly-owned telephone corporation" means any operating telephone company of which such qualified telephone corporation owns all the outstanding securities which such operating telephone company may have issued, incurred, assumed or guaranteed, excepting only shares necessary to qualify its directors. The term "securities assumed by a qualified telephone corporation" shall mean securities as to which such corporation shall have executed an instrument of assumption expressly assuming the due and punctual payment of the principal of (and premium, if any) and interest on such securities, and, in the case of securities entitled to the benefit of covenants similar to Sections 4.03,
4.04 and 4.05 of this Indenture, containing substantially similar covenants, provided that the "Designated Areas" referred to in Section 4.05 shall be such areas as shall be designated by such corporation in the instrument of assumption.

    SECTION 4.06. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

    SECTION 4.07. (a) Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 4.07,

        (1) that it will hold all sums received by it as such Agent for the payment of the principal of (and premium, if any) or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the respective Holders of the Securities of such series entitled thereto and will notify the Trustee of the receipt of sums to be so held,

        (2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of (or premium, if any) or interest on the Securities of such series when the same shall be due and payable, and

        (3) at any time during the continuance of any default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        (b) If the Issuer shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of (and premium, if any) or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

        (c) Anything in this Section 4.07 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any Paying Agent hereunder as required by this Section 4.07, such sums to be held by the Trustee upon the trusts herein contained.

        (d) Anything in this Section 4.07 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.07 is subject to the provisions of Sections 12.03 and 12.04.


    SECTION 4.08. The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate (which need not comply with Section 13.06), from the principal executive, financial or accounting officer of the Issuer, stating that in the course of the performance of their duties as officers of the Issuer, they would normally have knowledge of any default by the Issuer in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, stating whether or not they have knowledge of any such default, and, if so, specifying each such default of which the signers have knowledge and the nature thereof.


                                ARTICLE FIVE
                   SECURITYHOLDER LISTS AND REPORTS BY THE
                           ISSUER AND THE TRUSTEE

    SECTION 5.01. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series;

        (a) semiannually not more than 15 days after each record date for the payment of interest on such Securities of such series, as specified in such Securities, as of such record date, and

        (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, as of a date not more than 15 days prior to the time such information is furnished;

provided, however, that so long as the Trustee is the Securities registrar, no such list need be provided.

    SECTION 5.02. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of the Securities contained in the most recent list furnished to it as provided in Section 5.01 and the names and addresses of the Holders of the Securities of each series received by the Trustee in the capacity of Securities registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

    (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of any series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case at least three of the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

        (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection
    (a) of this Section 5.02, or

        (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such securityholders the form of proxy or other communication, if any, specified in such application.

    If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Holders of Securities, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

    (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 5.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

    SECTION 5.03. The Issuer covenants:

        (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

        (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

        (c) to transmit by mail to the Holders of Securities in the manner and to the extent provided in subsection (c) of Section 5.04 within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section 5.03 as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

    SECTION 5.04. (a) On or before July 15 in each year following the date of original execution of this Indenture, so long as any Securities are Outstanding, the Trustee shall transmit by mail as provided below to the securityholders of each series, as provided in subsection (c) of this
Section 5.04, a brief report, dated as of a date 60 days prior thereto with respect to:

        (i) its eligibility under Section 7.09 and its qualification under
    Section 7.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

        (ii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of such series Outstanding on the date of such report;

        (iii) the amount, interest rate and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Securities of such series) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2),
    (3), (4) or (6) of subsection (b) of Section 7.13;

        (iv) the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

        (v) any additional issue of Securities of any series which the Trustee has not previously reported; and

        (vi) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

    (b) The Trustee shall transmit to the securityholders of each series, as provided in subsection (c) of this Section 5.04, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 5.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

    (c) Reports pursuant to this Section 5.04 shall be transmitted by mail to all Holders of Securities, as the names and addresses of such Holders appear in the Securities Register.

    (d) A copy of each such report shall, at the time of such transmission to the securityholders of any series, be filed by the Trustee with each national securities exchange upon which the Securities of such series are listed and also with the Commission. The Issuer agrees to notify the Trustee promptly when and as the Securities of any series are listed on any national securities exchange.


                                 ARTICLE SIX
                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                             ON EVENT OF DEFAULT

    SECTION 6.01. "Event of Default", with respect to the Securities of any series, where used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.01:

        (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 90 days; or

        (b) default in the payment of all or any part of the principal of (or premium, if any) on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise, or

        (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series or in this Indenture contained for a period of 90 days after the date on which written notice of such failure, requiring the Issuer to remedy the same, shall have been given to the Issuer by the Trustee by registered mail or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of all series affected thereby at the time Outstanding; or

        (d) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Issuer under the Federal Bankruptcy Code or any other similar applicable Federal or State law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Issuer or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

        (e) the Issuer shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or corporate action shall be taken by the Issuer in furtherance of any of the aforesaid purposes; or

        (f) any other Event of Default established by or pursuant to a resolution of the Board of Directors or one or more indentures supplemental hereto as applicable to the Securities of such series.

If an Event of Default described in clause (a), (b), (c) or (f) above (if the Event of Default under clause (c) or (f) is with respect to fewer than all series of Securities then outstanding) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee, if given by securityholders), may declare the entire principal of all the Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in clause (c), (d), (e) or (f) above (if the Event of Default under clause (c) or (f) is with respect to all series of Securities then Outstanding) occurs and is continuing, then and in each and every case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee, if given by securityholders), may declare the entire principal of all the Securities then Outstanding and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of such series (or all of the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay, or shall deposit with the Trustee a sum sufficient to pay, all matured installments of interest upon all the Securities of such series (or upon all the Securities, as the case may be) and the principal of (and premium, if any, on) any and all Securities of such series (or all of the Securities, as the case may be) which shall have become due otherwise than by declaration, with interest upon such principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series to the date of such payment or deposit, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee, or amounts otherwise due the Trustee under Section 7.06, except as a result of its negligence or bad faith, and if any and all defaults under this Indenture, other than the nonpayment of the principal of and all matured installments of interest upon all the Securities of such series which shall have become due by declaration, shall have been remedied -- then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (each series voting as separate class), or, of all the Securities (voting as a single class), as the case may be, then Outstanding by written notice to the Issuer and to the Trustee may waive all defaults with respect to that series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences; but no such waiver or rescission or annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

    In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Trustee and the Holders of the Securities shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Holders of the Securities shall continue as though no such proceedings had been taken.

    SECTION 6.02. The Issuer covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of 90 days or (2) in case default shall be made in the payment of all or any part of the principal of (or premium, if any, on) any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon redemption or upon declaration or otherwise -- then, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holder of any such Security the whole amount that then shall have become due and payable on any such Security for the principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any), and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest, at the same rate as the rate of interest specified in the Securities of such series, and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee, or otherwise due the Trustee under Section 7.06 except as a result of its negligence or bad faith.

    In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities wherever situated, the moneys adjudged or decreed to be payable.

    In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Issuer or any other obligor upon the Securities under the Federal Bankruptcy Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Issuer or such other obligor, or in the case of any other judicial proceedings relative to the Issuer or other obligor upon the Securities or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee or amounts otherwise due the Trustee under Section 7.06 except as a result of its negligence or bad faith) and of the securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the securityholders and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the securityholders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the securityholders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agent and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee or amounts otherwise due the Trustee under Section 7.06 except as a result of its negligence or bad faith.

    All rights of action and to assert claims under this Indenture or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

    In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or otherwise, and the Trustee may enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

    SECTION 6.03. Any moneys collected by the Trustee pursuant to this
Article in respect of any series of the Securities shall be applied in the order following at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Securities and stamping thereon the payment if only partially paid, and upon surrender thereof if fully paid:

        FIRST: To the payment of costs and expenses of collection, reasonable compensation to the Trustee, its agents and attorneys, and all expenses and liabilities incurred, and all advances made, by the Trustee, or amounts otherwise due the Trustee under Section 7.06, except as a result of its negligence or bad faith;

        SECOND: In case the principal of the Securities of such series shall not have become due, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee), to the extent that payment of such interest is enforceable under applicable law, upon the overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series, such payments to be made ratably to the persons entitled thereto;

        THIRD: In case the principal of the Securities of such series shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and (to the extent that such interest has been collected by the Trustee), to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal (and premium, if any) and interest without preference or priority of principal (and premium, if any) over interest or of interest over principal (and premium, if any), or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably according to the aggregate of such principal (and premium, if any) and interest.

    SECTION 6.04. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder of any Security and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or to seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series. For the protection and enforcement of the provisions of this Section 6.04, each and every securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

    Notwithstanding any other provision in this Indenture, however, the right of any Holder of any Security of any series to receive payment of the principal of, or premium, if any, or interest on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

    SECTION 6.05. All powers and remedies given by this Article Six to the Trustee or to the security holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the securityholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Securities in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the securityholders.

    SECTION 6.06. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture, provided that

        (1) such direction shall not be in conflict with any rule of law or with this Indenture;

        (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

        (3) the Trustee may decline any such direction that a committee of responsible officers of the Trustee reasonably determines, based upon a written opinion of independent counsel, will cause the Trustee to incur any personal liability for which it shall not have been adequately indemnified pursuant to Section 7.02.

Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in Section 6.01, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the Securities of such series waive any past default described in clause (c) or (f) of Section
6.01 which relates to fewer than all series of Securities then Outstanding, and the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or, in the case of an event specified in clause (c) or (f) (if the event specified under clause (c) or (f) relates to all series of Securities then Outstanding) or (d) or (e) of
Section 6.01, the Holders of a majority in aggregate principal amount of all the Securities then Outstanding (voting as one class) may waive any such default, and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the Securities of such series. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

    SECTION 6.07. The Trustee shall, within 90 days after the occurrence of a default, give to all securityholders of any series, as the names and addresses of such Holders appear on the Securities Register, notice by mail of all defaults known to the Trustee to have occurred with respect to such series, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section 6.07 being hereby defined to mean any event or events, as the case may be, specified in clauses (a), (b), (c), (d), (e) and (f) of Section 6.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of
Section 6.01); provided that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any of the

Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the securityholders of such series.

    SECTION 6.08. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section
6.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any securityholder or group of securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series Outstanding, or in the case of any suit relating to or arising under clause (c) or (f) of Section 6.01 (if the suit relates to Securities of more than one but fewer than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or, in the case of any suit relating to or arising under clause (c) or (f) (if the suit under clause (c) or (f) relates to all the Securities then Outstanding), (d) or (e) of Section 6.01, 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Holder of Securities for the enforcement of the payment of the principal of (or premium, if any) or interest on, any Security on or after the due date expressed in such Security.


                               ARTICLE SEVEN
                           CONCERNING THE TRUSTEE

    SECTION 7.01. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are set forth in this Indenture. In case an Event of Default with respect to the Securities of any series has occurred (which has not been cured) the Trustee shall with respect to such Securities exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

        (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing of all Events of Default with respect to such series which may have occurred:

            (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

        (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding (determined as provided in Section 8.03) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

        (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

    None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

    SECTION 7.02. Except as otherwise provided in Section 7.01:

        (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request, direction, order or demand or other communication of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Issuer;

        (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such Opinion of Counsel;

        (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the securityholders pursuant to the provisions of this Indenture, unless such securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

        (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may investigate such fact or matters as it may reasonably see fit; and

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence of any agent or attorney appointed with due care by it hereunder; provided, however, that any appointment of any agent by the Trustee hereunder shall be made with prior notice to and in consultation with the Issuer.

    SECTION 7.03. The recitals contained herein and in the Securities (except in the certificates of authentication) shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

    SECTION 7.04. The Trustee or the Authenticating Agent or any Paying Agent or Securities Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent or Securities Registrar.

    SECTION 7.05. Subject to the provisions of Section 12.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Issuer to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company signed by its Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or a Vice President or its Treasurer or an Assistant Treasurer.

    SECTION 7.06. The Issuer covenants and agrees to pay the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Issuer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee for, and hold it harmless against, any loss, liability, damage, claims or expense, incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in the premises. The obligations of the Issuer under this Section 7.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

    SECTION 7.07. Except as otherwise provided in Section 7.01, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or a Vice President and by the Treasurer or an Assistant Treasurer and delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

    SECTION 7.08. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 7.08, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section 7.10.

    (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 7.08, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice of such failure to all securityholders as the names and addresses of such Holders appear on the Securities Register.

    (c) For the purposes of this Section 7.08, the Trustee shall be deemed to have a conflicting interest if

        (1) the Trustee is Trustee under this Indenture with respect to the Outstanding Securities of any other series or is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Issuer are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided, however, that there shall be excluded from the operation of this paragraph: (A) this Indenture with respect to the Securities of any other series; and (B) any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding if (i) this Indenture is and, if applicable, this Indenture and any series of Securities issued pursuant to this Indenture and such other indenture or indentures are wholly unsecured, and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of such Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of such series and one or more other series, or the provisions of this Indenture and the provisions of such other indenture and indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and such other series, or under this Indenture or such other indenture or indentures, or (ii) the Issuer shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to Securities of such series and such other series, or under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disquality the Trustee from acting as such under this Indenture with respect to Securities of such series and such other series, or under this Indenture and such other indentures;

        (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities of any series issued under this Indenture or an underwriter for the Issuer;

        (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Issuer or an underwriter for the Issuer;

        (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Issuer, or of an underwriter (other than the Trustee itself) for the Issuer who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Issuer, but may not be at the same time an executive officer of both the Trustee and the Issuer; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Issuer; and (C) the Trustee may be designated by the Issuer or by any underwriter for the Issuer to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c) to act as trustee, whether under an indenture or otherwise;

        (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Issuer or by any director, partner or executive officer thereof, or 20% or more of such voting securities is benefically owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Issuer or by any director, partner, or executive officer thereof, or is benefically owned, collectively, by any two or more such persons;

        (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Issuer, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Issuer;

        (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Issuer;

        (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Issuer; or

        (9) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the abovementioned capacities as of such May 15. If the Issuer fails to make payment in full of principal of (or premium, if any) or interest on, any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the abovementioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection (c).

    The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraphs (3) or (7) of this subsection (c).

    For the purposes of paragraphs (6), (7), (8) and (9), of this subsection
(c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in similar representative capacity.

    Except as provided in the next preceding paragraph and in Section 4.04, the word "security" or "securities" as used in this Section shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

    (d) For purposes of this Section 7.08:

        (1) the terms "underwriter" when used with reference to the Issuer shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Issuer with a view to, or has offered or sold for the Issuer in connection with, the distribution of any security of the Issuer outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

        (2) the term "director" shall mean any director of a corporation of any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

        (3) the term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

        (4) the term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

        (5) the term "Issuer" shall mean any obligor upon the Securities.

        (6) the term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

    The percentages of voting securities and other securities specified in this Section 7.08 shall be calculated in accordance with the following provisions:

    (A) a specified percentage of the voting securities of the Trustee, the Issuer or any other person referred to in this Section 7.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

    (B) a specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

    (C) the term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

    (D) the term "outstanding" means issued and not held by or for the account of the Issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

        (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class:

        (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

        (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

        (iv) securities held in escrow if placed in escrow by the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

    (E) a security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

    SECTION 7.09. The Trustee shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory or the District of Columbia having a combined capital and surplus of at least $10,000,000 and which is authorized under such laws to exercise corporate trust powers, and is subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

    SECTION 7.10. (a) The Trustee may at any time resign by giving written notice of resignation to the Issuer and by mailing notice thereof to all Holders of the Securities as the names and addresses of such Holders shall appear on the Securities Register.

Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

    (b) In case at any time any of the following shall occur:

        (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 7.08 after written request therefor by the Issuer or by any securityholder who has been a bona fide Holder of a Security or Securities for at least six months, or

        (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Issuer or by any such securityholder, or

        (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, any securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

    (c) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Issuer objects thereto, in which case the Trustee so removed or any securityholder, upon the terms and conditions and otherwise as in subdivision (a) of this Section
7.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

    (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

    SECTION 7.11. Any successor trustee appointed as provided in Section
7.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all such rights and powers of the trustee so ceasing to act. Upon request of any successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act, shall nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06 and be entitled to the indemnification provided for in Section 7.06.

    No successor trustee shall accept appointment as provided in this
Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

    Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Issuer shall mail notice of the succession of such trustee to all Holders of Securities as the names and addresses of such Holders appear on the Securities Register. If the Issuer fails to mail such notice in the prescribed manner within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

    SECTION 7.12. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    SECTION 7.13. (a) Subject to the provisions of subsection (b) of this
Section 7.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer within four months prior to a default, as defined in subsection (c) of this Section 7.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in subsection (c) of this Section 7.13):

        (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection (a), or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

        (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

    Nothing herein contained, however, shall affect the right of the Trustee

        (A) to retain for its own account (i) payments made on account of any such claim by any person (other than Issuer) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in the proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law;

        (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

        (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee has no reasonable cause to believe that a default as defined by subsection (c) of this Section 7.13 would occur within four months; or

        (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

    For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

    If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the securityholders and the holders of other indenture securities in such manner that the Trustee, the securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, the securityholders and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

    Any Trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

        (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

        (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

    (b) There shall be excluded from the operation of subsection (a) of this
Section 7.13 a creditor relationship arising from

        (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

        (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the securityholders at the time and in the manner provided in this Indenture;

        (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

        (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 7.13;

        (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

        (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection
    (c) of this Section 7.13.

    (c) As used in this Section 7.13:

        (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities of any series or upon the other indenture securities when and as such principal or interest becomes due and payable.

        (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture
    Act) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 7.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

        (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

        (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

        (5)   the term "Issuer" shall mean any obligor upon the Securities.

    SECTION 7.14. So long as any Securities remain Outstanding, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, the Trustee may appoint an Authenticating Agent to act on its behalf and subject to its direction in connection with the authentication and delivery of Securities as set forth in Articles Two and Three and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this

Indenture to the authentication and delivery of Securities by the Trustee and to the certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia authorized under such laws to act as authenticating agent, having a combined capital and surplus of at least $10,000,000 (unless an affiliate of the Trustee in which case it need not have such a capital and surplus) and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, and, willing and able to act as Authenticating Agent on reasonable and customary terms, having its principal office and place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.14, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

    Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

    Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, the Trustee promptly shall appoint a successor Authenticating Agent, if the terms of this Section
7.14 require that there shall be an Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Holders of Securities as the names and addresses of such Holders appear upon the Securities Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 7.14.

    The Trustee agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services,and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 7.06.

                                ARTICLE EIGHT
                    CONCERNING THE HOLDERS OF SECURITIES

    SECTION 8.01. (a) Any request, demand, authorization, direction, notice, consent, waiver, vote or other action provided by this Indenture to be given or taken by securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 7.01 and 7.02) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this section.

    (b) Subject to Sections 7.01 and 7.02, the execution of any instrument by a securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

    (c) The holding of Securities shall be proved by the Securities Register or by a certificate of the registrar thereof.

    SECTION 8.02. The Issuer, the Trustee, any Authenticating Agent, any Paying Agent and any Securities registrar may deem and treat the person in whose name any Security shall be registered upon the Securities Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and, subject to the provisions of this Indenture, interest on, such Security and for all other purposes; and neither the Issuer, the Trustee nor any Authenticating Agent nor any Paying Agent nor any Securities registrar shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

    SECTION 8.03. In determining whether the holders of the requisite aggregate principal amount of Securities of any series have concurred in any demand or request, the giving of any notice, direction, consent or waiver or the taking of any other action under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded.

    SECTION 8.04. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security, the serial number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have joined in such action may, by filing written notice with the Trustee at its office and upon proof of ownership as provided in Section 8.01, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued upon the transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or such other Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.


                                ARTICLE NINE
                          REDEMPTION OF SECURITIES

    SECTION 9.01. The Issuer may, at its option, redeem all or from time to time any part of the Securities of any series at the applicable times and redemption prices as may be specified in the Board Resolution or supplemental indenture contemplated by Section 3.01 for Securities of such series, or the Securities of such series, together with accrued interest to the date fixed for redemption.

    SECTION 9.02. In case the Issuer shall desire to exercise the right to redeem all or any part of the Securities of any series, as the case may be, in accordance with the right reserved so to do, it shall provide notice of such redemption to the Holders of Securities of such series to be redeemed as a whole or in part by mailing a notice of such redemption by first class mail not less than 30 nor more than 90 days prior to the date fixed for redemption to their last addresses as they shall appear upon the Securities Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. In any case, failure to give such notice by mail, or any defect in the notice, to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Issuer which is subject to a condition specified in the terms of such Securities, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

    Each such notice of redemption shall specify the date fixed for redemption, and the redemption price at which Securities are to be redeemed, and shall state that payment of the redemption price of the Securities or portions thereof to be redeemed will be made at the office or agency to be maintained by the Issuer as provided in Section 4.02 (or any of said offices or agencies, if more than one) upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the principal amount of the Securities of such series and the identification of the particular series to be redeemed. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon presentation and surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and having the same maturity date, interest rate and redemption provisions will be issued.

    If less than all the Securities of a series are to be redeemed, the Issuer will give the Trustee at least 45-days' notice in advance (unless a shorter notice shall be satisfactory to the Trustee), as to the aggregate principal amount of Securities to be redeemed, and thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions thereof to be redeemed and shall thereafter promptly notify the Issuer in writing which of the Securities or portions thereof are to be redeemed.

    SECTION 9.03. If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series identified in such notice shall become due and payable on the date, and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and unless the Issuer shall default in the payment of such Securities at the redemption price, together with any interest accrued to said date, interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue on and after said date. On presentation and surrender of such Securities at said place or places of payment in said notice specified, such Securities or the portions thereof to be redeemed shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

    Upon presentation and surrender of any Security which is redeemed in part only, the Issuer shall execute and register and the Trustee or the Authenticating Agent on its behalf shall authenticate and deliver, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented and having the same maturity date, interest rate and redemption provisions.

                                 ARTICLE TEN
                           SUPPLEMENTAL INDENTURES

    SECTION 10.01. The Issuer, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof) for one or more of the following purposes:

        (a) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Eleven hereof;

        (b) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Board of Directors shall consider to be for the protection of the Holders of any series of Securities, and to make the occurrence or the occurrence and continuance of a default in any such additional covenants, restrictions, conditions or provisions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of Securities of such series to waive such default;

        (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the Holders of any Securities;

        (d) to establish the form or terms of Securities of any series as permitted by Section 3.01;

        (e) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only), to provide for interchangeability of such Securities with the Securities issued hereunder in fully registered form of the same series and to make all appropriate changes for such purposes, or to permit or facilitate the issuance of Securities of any series in uncertificated form;

        (f) to provide for the issuance under this Indenture of Securities denominated or payable in currency other than Dollars and to make all appropriate changes for such purpose;

        (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities, pursuant to Section 7.11, or to add to or to change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

        (h) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable to conform to provisions of the Trust Indenture Act as at the time in effect, provided, that such action shall not materially adversely affect the interests of the Holders of the Securities of any series; and

        (i) otherwise to change or eliminate any of the provisions of this Indenture, provided, however, that any such change or elimination may only be effected when no Outstanding Security of any series created prior to the execution of such supplemental indenture is entitled to the benefit of such provision.

    The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    Any supplemental indenture authorized by the provisions of this Section
10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding.

    SECTION 10.02. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of such supplemental indenture) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the right of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the principal amount thereof or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable on redemption thereof without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all such Securities of such series then outstanding.

    Upon the request of the Issuer, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of securityholders as aforesaid, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, limitations of rights, obligation, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

    It shall not be necessary for the consent of the securityholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

    Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 10.02, the Issuer shall mail a notice setting forth in general terms the substance of such supplemental indenture, to all Holders of Securities of each series affected thereby as the names and addresses of such Holders appear on the Securities Register. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

    SECTION 10.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of any Securities of such series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series.

    The Trustee, subject to the provisions of Section 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the provisions of this Article Ten.

    SECTION 10.04. Securities of any series which are authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Securities of any series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee or the Authenticating Agent on its behalf and delivered in exchange for the Securities of such series then Outstanding.

                               ARTICLE ELEVEN
                 CONSOLIDATION, MERGER, SALE OR CONVEYANCE

    SECTION 11.01. Subject to Section 4.04, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation of the Issuer with, or the merger of the Issuer into, any other corporation or corporations (whether or not affiliated with the Issuer), or successive consolidations or mergers to which the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Issuer as an entirety or substantially as an entirety to any other corporation (whether or not affiliated with the Issuer) authorized to acquire and operate the same; provided, however, and the Issuer hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance the due and punctual payment of the principal of (and premium, if any) and interest on, all the Securities of each series according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Issuer, shall be expressly assumed by a supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Issuer shall have been merged or which shall have acquired such property and provided, further, that immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing.

    SECTION 11.02. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer with the same effect as if it had been named herein.

    Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession, any or all of the Securities of any series issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities of any series which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication pursuant to such provisions and any Securities of any series which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

    In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Securities of any series thereafter to be issued as may be appropriate.

    Subject to the provisions of Section 4.04, nothing contained in this Indenture or in any of the Securities of any series shall prevent the Company from merging into itself any other corporation (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or part of the property of any other corporation (whether or not affiliated with the Company).

    SECTION 11.03. The Trustee, subject to the provisions of Section 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article Eleven.


                               ARTICLE TWELVE
                   SATISFACTION AND DISCHARGE OF INDENTURE;
                              UNCLAIMED MONEYS

    SECTION 12.01. Except as otherwise provided for in the Securities of any series, if at any time (a) the Issuer shall have delivered to the Trustee cancelled or for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 3.07), or (b) all Securities of any series not theretofore delivered to the Trustee cancelled or for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Issuer shall deposit or cause to be deposited with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all such Securities of such series not theretofore delivered to the Trustee cancelled or for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of (and premium, if any) or interest on the Securities of such series (1) theretofore deposited with the Trustee and repaid by the Trustee to the Issuer in accordance with the provisions of Section 12.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to the provisions applicable to transfers and exchanges of Securities of such series) and the Trustee, on demand of and at the cost and expense of the Issuer, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 7.06 and the obligations of the Trustee to any Authenticating Agent under Section 7.14 shall survive.

    SECTION 12.02. All moneys deposited with the Trustee pursuant to Section
12.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), to the holders of the particular Securities of any series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any) and interest.

    SECTION 12.03. In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

    SECTION 12.04. Any monies deposited with or paid to the Trustee or any Paying Agent pursuant to any provision of this Indenture for payment of the principal of (and premium, if any) or interest on Securities of any series and not applied but remaining unclaimed by the Holders of Securities of such series for two years after the date upon which the principal of (and premium, if any) or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Issuer by the Trustee or such Paying Agent on demand; and the Holder of any of the Securities shall thereafter look only to the Issuer for any payment which such Holder may be entitled to collect.


                              ARTICLE THIRTEEN
                          MISCELLANEOUS PROVISIONS

    SECTION 13.01. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer, either directly or through the Issuer whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the issue of the Securities.

    SECTION 13.02. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

    SECTION 13.03. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Issuer shall and may be done and performed with like force and effect by the like board, committee or officer of the corporation that shall at the time be the lawful sole successor of the Issuer.

    SECTION 13.04. The Issuer by instrument in writing executed by authority of two-thirds of the Board of Directors and delivered to the Trustee may surrender any of the powers or rights reserved to the Issuer and thereupon such power or right so surrendered shall terminate both as to the Issuer and as to any successor corporation.

    SECTION 13.05. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served except as provided in Section 6.01(c) by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited first class, postage prepaid in a post office letter box addressed (until another address is filed by the Issuer with the Trustee) as follows: Treasurer, The Southern New England Telephone Company, 227 Church Street, New Haven, Connecticut 06506. Any notice, direction, request or demand by any securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made for all purposes if given or made in writing at the principal office of the Trustee.

    In case by reason of the suspension of regular mail service or reason of any other cause it shall be impracticable to give such notice to Holders of Securities by mail, then such notification as shall be made with approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities.

    SECTION 13.06. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

    Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition;
(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

    SECTION 13.07. If the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

    SECTION 13.08. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, such required provision shall control.

    SECTION 13.09. The Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

    SECTION 13.10. This Indenture and each Security shall be deemed to be a contract under the laws of the State of Connecticut, and for all purposes this Indenture shall be constructed in accordance with the laws of said State.

    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto affixed and attested (the date of this instrument being the date of execution by the Trustee, as indicated in its Acknowledgment).

                                  THE SOUTHERN NEW ENGLAND
                                    TELEPHONE COMPANY


                                  BY      /s/ John J. Miller
                                    Name:     John J. Miller
                                    Title: Vice President and Treasurer




                (Seal)



Attest:


  /s/ Madelyn M. DeMatteo
Name: Madelyn M. DeMatteo
Title: Secretary
                                  SHAWMUT BANK CONNECTICUT, NATIONAL
                                  ASSOCIATION, TRUSTEE


                                  BY    /s/ Kathy A. Larimore
                                    Name:   Kathy A. Larimore
                                    Title: Assistant Vice President



                (Seal)



Attest:


    /s/ Susan Freedman
Name:   Susan Freedman
Title:  Vice President

STATE OF CONNECTICUT
COUNTY OF NEW HAVEN

    At New Haven, on this 15th day of December, 1993 before me, a Notary Public in and for the County of New Haven and State of Connecticut, personally appeared John J. Miller, the Vice President and Treasurer of The Southern New England Telephone Company, to me personally known, who executed the foregoing instrument on behalf of said corporation, and acknowledged the same to be his free act and deed in his said capacity and the free act and deed of The Southern New England Telephone Company.

                                                                NOTARIAL SEAL


                                                 /s/ Kelly Tynan
                                                    Notary Public



My Commission Expires: November 30, 1997

STATE OF CONNECTICUT
COUNTY OF HARTFORD

    At the city of Hartford, on this 15th day of December, 1993, before me, a Notary Public in and for the County of Hartford and State of Connecticut, personally appeared Kathy A. Larimore, an Assistant Vice President of Shawmut Bank Connecticut, National Association, to me personally known, who executed the foregoing instrument on behalf of said national banking association and acknowledged the same to be his free act and deed in his said capacity and the free act and deed of Shawmut Bank Connecticut, National Association.


                                                                NOTARIAL SEAL


                                                /s/ Dawn P. Heintz
                                                     Notary Public



My Commission Expires: May 31, 1997

                                                                    EXHIBIT A
                                                                 CUSIP No.


                          (FORM OF GLOBAL NOTE1)

                                    FACE

    Except as otherwise provided in Section 2.04 of the Indenture referred to below, this Security may be transferred in whole, but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

$                                                                No.

                 THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY
                         MEDIUM-TERM NOTE, SERIES C

Original Issue Date:                               Maturity Date:
Interest Rate:                                     Initial Redemption Date:
                                                   Principal Amount:

    The Optional Redemption Price shall initially be      % of the principal
amount of this Note to be redeemed and shall decline at each anniversary of
the Initial Redemption Date by       % of the principal amount to be
redeemed until the Optional Redemption Price is 100% of such principal amount.2

    THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY, a Connecticut corporation (herein referred to as the "Company"), for value received hereby promises to
pay to             , or registered assigns, the principal sum of $       on
the Maturity Date shown above and to pay interest thereon at the rate per annum shown above until the principal amount is paid or made available for payment. The Company will pay interest semi-annually on
and             (each an "Interest Payment Date"), commencing with the
Interest Payment Date immediately following the Original Issue Date shown above, and on the Maturity Date shown above. Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Original Issue Date shown above. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the

1 The Company may elect to use a different title (i.e., debentures) and, in such case, conforming changes would be made throughout the text of this form. 2 If the security is offered pursuant to a firm commitment underwriting, the provisions relating to redumption would be set forth in the text contained on the reverse of this form.


                                     A-1


Indenture referred to below, be paid to the person in whose name this Note is registered at the close of business on the Record Date for such interest,
which shall be the        or           , as the case may be, next preceding
such Interest Payment Date, unless such Record Date shall not be a Business Day, as defined below, in which case the Record Date shall be the Business Day next preceding. (If the Original Issue Date of this Note is between a Record Date and the corresponding Interest Payment Date, the first payment of interest on this Note shall be payable on the next succeeding Interest Payment Date and shall be payable to the person to whom this Note shall have been issued.) Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency in the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that, at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Securities register. "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York or the State of Connecticut.

    Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

    This Note shall not be valid or become obligatory for any purpose until the appropriate certificate of authentication hereon shall have been executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

    IN WITNESS WHEREOF, THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY has caused this Instrument to be signed by its duly authorized officers, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Date

                                            THE SOUTHERN NEW ENGLAND
                                              TELEPHONE COMPANY

                                            By
(Corporate Seal)                             Name:
                                             Title:


                                             Name:
                                             Title:

                  (FORM OF CERTIFICATE OF AUTHENTICATION)

    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
                                            SHAWMUT BANK CONNECTICUT,
                                              NATIONAL ASSOCIATION

                                            as Trustee

                                            By
                                               Authorized Signatory
                                     A-2





                               (FORM OF NOTE)
                                 (REVERSE)

                 THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY


    This Note is one of a duly authorized issue of unsecured debt securities (hereinafter called the "Securities") of the Company of the series hereinafter specified, all such Securities issued or to be issued under and pursuant to an indenture dated as of December 13, 1993 (herein called the "Indenture"), between the Company and Shawmut Bank Connecticut, National Association, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the Series C Notes of the Company (herein called the "Series C Notes"), limited in
aggregate principal amount to $          .  The Series C Notes may be issued
at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates, and may otherwise vary, all as provided in the Indenture.

    In case an Event of Default with respect to the Series C Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of all series to be affected (voting as one class) evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable on redemption thereof, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities then outstanding. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any





                                     A-3




series, prior to any declaration of the maturity of such Securities, the holders of a majority in aggregate principal amount of the Securities of such series (or in the case of certain defaults or Events of Default, all or certain series of the Securities) at the time outstanding may on behalf of the holders of all of the Securities of such series (or all or certain series of Securities, as the case may be) waive any past default or Event of Default under the Indenture and its consequences, except a default in the payment of principal (or premium, if any) or interest. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued upon the transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Note.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the places, at the respective times, at the rate and in the coin or currency herein prescribed.

    The Series C Notes may be redeemed, at the option of the Company, as a whole or from time to time in part, on or after the Initial Redemption Date, set forth on the face hereof, and prior to maturity, upon the notice referred to below, all as provided in the Indenture, at the related Optional Redemption Prices (expressed in percentages of the principal amount) set forth on the face hereof, together in each case with accrued interest to the date fixed for redemption. As provided in the Indenture, notice of redemption to the holders of the Notes to be redeemed as a whole or in part shall be given by mailing a notice of such redemption not less than thirty nor more than ninety days prior to the date fixed for redemption to their last addresses as they shall appear upon the Securities register.

    The Series C Notes are issuable as registered Notes without coupons in denominations of $1,000 or any integral multiple thereof. Upon due presentment for exchange or registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes having the same maturity, interest rate, redemption provisions, if any, and Original Issue Date, of authorized denominations, for an equal aggregate principal amount, will be issued in the manner and subject to the limitations provided in the Indenture. No service charge shall be made for any such exchange or transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

    The Company, the Trustee, any authenticating agent, any payment agent and any Securities registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof (and premium, if any) and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any authenticating agent nor any payment agent nor any securities registrar shall be affected by any notice to the contrary.


                                     A-4





    No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

    This Note shall be deemed a contract made under the laws of the State of Connecticut and for all purposes shall be governed by and construed in accordance with the laws of said State.










































                                     A-5

                                                                    EXHIBIT B

                             (FORM OF NOTE1)

                                    FACE

$                                                                No.

                 THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY
                        MEDIUM-TERM NOTES, SERIES C

Original Issue Date:                                Maturity Date:
Interest Rate:                                      Initial Redemption Date:
                                                    Principal Amount:

    The Optional Redemption Price shall initially be       % of the
principal amount of this Note to be redeemed and shall decline at each
anniversary of the Initial Redemption Date by    % of the principal amount
to be redeemed until the Optional Redemption Price is 100% of such principal amount.2

    THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY, a Connecticut corporation (herein referred to as the "Company"), for value received hereby promises to
pay to          , or registered assigns, the principal sum of $       on the
Maturity Date shown above and to pay interest thereon at the rate per annum shown above until the principal amount is paid or made available for payment. The Company will pay interest semi-annually on
and             (each an "Interest Payment Date"), commencing with the
Interest Payment Date immediately following the Original Issue Date shown above, and on the Maturity Date shown above. Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Original Issue Date shown above. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The Interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Note is registered at the close of business on the Record Date for such interest,
which shall be the        or           , as the case may be, next preceding
such Interest Payment Date, unless such Record Date shall not be a Business Day, as defined below, in which case the Record Date shall be the Business Day next preceding. (If the Original Issue Date of this Note is between a Record Date and the corresponding Interest Payment Date, the first payment of interest on this Note shall be payable on the next succeeding Interest Payment Date and shall be payable to the person to whom this Note shall have been issued.) Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency in the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that, at the option of the Company payment of

1 The Company may elect to use a different title (i.e., debentures) and, in such case, conforming changes would be made throughout the text of this form.

2 If the security is offered pursuant to a firm committment underwriting, the provisions relating to redemption would be set forth in the text contained on the reverse of this form.

                                     B-1




interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Securities register. "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York or the State of Connecticut.

    Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

    This Note shall not be valid or become obligatory for any purpose until the appropriate certificate of authentication hereon shall have been executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

    IN WITNESS WHEREOF, THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY has caused this Instrument to be signed by its duly authorized officers, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Date

                                            THE SOUTHERN NEW ENGLAND
                                              TELEPHONE COMPANY


                                            By
(Corporate Seal)                             Name:
                                             Title:



                                             Name:
                                             Title:



                  (FORM OF CERTIFICATE OF AUTHENTICATION)

    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.








                                            SHAWMUT BANK CONNECTICUT,
                                              NATIONAL ASSOCIATION
                                              as Trustee

                                            By
                                               Authorized Signatory



                                     B-2




                               (FORM OF NOTE)
                                 (REVERSE)

                 THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY


    This Note is one of a duly authorized issue of unsecured debt securities (hereinafter called the "Securities") of the Company of the series hereinafter specified, all such Securities issued or to be issued under and pursuant to an indenture dated as of December 13, 1993 (herein called the "Indenture"), between the Company and Shawmut Bank Connecticut, National Association, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the Series C Notes of the Company (herein called the "Series C Notes"), limited in
aggregate principal amount to $          .  The Series C Notes may be issued
at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates, and may otherwise vary, all as provided in the Indenture.

    In case an Event of Default with respect to the Series C Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of all series to be affected (voting as one class) evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable on redemption thereof, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage










                                     B-3


of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities then outstanding. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration of the maturity of such Securities, the holders of a majority in aggregate principal amount of the Securities of such series (or in the case of certain defaults or Events of Default, all or certain series of the Securities) at the time outstanding may on behalf of the holders of all of the Securities of such series (or all or certain series of Securities, as the case may be) waive any past default or Event of Default under the Indenture and its consequences, except a default in the payment of principal (or premium, if any) or interest. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued upon the transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Note.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the places, at the respective times, at the rate and in the coin or currency herein prescribed.

    The Series C Notes may be redeemed, at the option of the Company, as a whole or from time to time in part, on or after the Initial Redemption Date, set forth on the face hereof, and prior to maturity, upon the notice referred to below, all as provided in the Indenture, at the related Optional Redemption Prices (expressed in percentages of the principal amount) set forth on the face hereof, together in each case with accrued interest to the date fixed for redemption. As provided in the Indenture, notice of redemption to the holders of the Notes to be redeemed as a whole or in part shall be given by mailing a notice of such redemption not less than thirty nor more than ninety days prior to the date fixed for redemption to their last addresses as they shall appear upon the Securities register.

    The Series C Notes are issuable as registered Notes without coupons in denominations of $1,000 or any amount in excess thereof which is a integral multiple of $1,000. Upon due presentment for exchange or registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes having the same maturity, interest rate, redemption provisions, if any, and Original Issue Date, of authorized denominations, for an equal aggregate principal amount, will be issued in the manner and subject to the limitations provided in the Indenture. No service charge shall be made for any such exchange or transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

    The Company, the Trustee, any authenticating agent, any payment agent and any securities registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof ( and premium, if any) and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any authenticating agent nor any payment agent nor any securities registrar shall be affected by any notice to the contrary.


    No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

    This Note shall be deemed a contract made under the laws of the State of Connecticut and for all purposes shall be governed by and construed in accordance with the laws of said State.












































                                     B-5